© 2016 Altisource. All rights reserved. Morgan Stanley Leveraged Finance Conference November 2016 Any copying, distribution or use of any of the information contained herein that is not expressly permitted by Altisource in writing is STRICTLY PROHIBITED. Altisource, the Altisource logo, the “REAL” family of trademarks and service marks, and certain other marks identified herein are trademarks or service marks of Altisource Solutions S.á r.l. or its subsidiaries. © 2016 Altisource. All rights reserved. Exhibit 99.1

1 © 2016 Altisource. All rights reserved. Forward-Looking Statements, Estimates and Non-GAAP Measures This presentation contains forward-looking statements that involve a number of risks and uncertainties. These forward-looking statements include all statements that are not historical fact, including statements about management’s beliefs and expectations. These statements may be identified by words such as “anticipate,” “intend,” “expect,” “may,” “could,” “should,” “would,” “plan,” “estimate,” “seek,” “believe,” “potential” and similar expressions. Forward-looking statements are based on management’s beliefs as well as assumptions made by and information currently available to management. Because such statements are based on expectations as to the future and are not statements of historical fact, actual results may differ materially from what is contemplated by the forward-looking statements. Altisource undertakes no obligation to update any forward-looking statements whether as a result of new information, future events or otherwise. The risks and uncertainties to which forward-looking statements are subject include, but are not limited to, Altisource’s ability to integrate acquired businesses, retain key executives or employees, retain existing customers and attract new customers, general economic and market conditions, behavior of customers, suppliers and/or competitors, technological developments, governmental regulations, taxes and policies, availability of adequate and timely sources of liquidity and other risks and uncertainties detailed in the “Forward-Looking Statements,” “Risk Factors” and other sections of Altisource’s Form 10-K and other filings with the Securities and Exchange Commission. Altisource management utilizes certain non-GAAP measures such as earnings before interest, taxes, depreciation and amortization (“EBITDA”), earnings before interest and taxes (“EBIT”), operating cash flow minus capital expenditures (“Free Cash Flow”), Adjusted Operating Income, Adjusted Net Income Attributable to Altisource, Adjusted Service Revenue Unrelated to Ocwen, Net Debt and Adjusted Net Debt as key metrics in evaluating its financial performance. These measures should be considered in addition to, rather than as a substitute for, net income (loss) attributable to Altisource, operating cash flow, income (loss) from operations, service revenue and long-term debt, including current portion. These non-GAAP measures are presented as supplemental information and reconciled to net income (loss) attributable to Altisource, operating cash flow, operating income (loss), service revenue or long-term debt, including current portion in the Appendix to this presentation.

2 © 2016 Altisource. All rights reserved. Overview …………….………………………………………........... 3 Key Investment Highlights ………….………………..…….......... 8 Appendix ………………………….………………………………… 21 Table of Contents

3 © 2016 Altisource. All rights reserved. Overview

4 © 2016 Altisource. All rights reserved. About Altisource® A trusted provider of marketplace transaction solutions for the real estate, mortgage and consumer debt industries. William B. Shepro, Chief Executive Officer Approximately 8,500 Employees Traded NASDAQ: ASPS Service Revenue: $966 million1 1 For the twelve months ended September 30, 2016

5 © 2016 Altisource. All rights reserved. Vision and Mission Vision To be the premier real estate and mortgage marketplace connecting market participants and providing related services Mission To offer homeowners, buyers, sellers, agents, mortgage originators and servicers trusted and efficient marketplaces to conduct real estate and mortgage transactions and improve outcomes for participants  Consumer Real Estate Solutions  Real Estate Investor Solutions  Origination Solutions  Servicer Solutions Real Estate Marketplace Mortgage Marketplace

6 © 2016 Altisource. All rights reserved. Real Estate Marketplace Home Sales Home Rentals Home Maintenance Home buyers (and their agents) Home sellers (and their agents) Homeowners (and their agents) Renters (and their agents) Connecting with Homeowners (and their agents) Renters (and their agents) Service Providers Service Providers Service Providers offering solutions Brokerage, on-line sales and auction, title and escrow, valuation, insurance, etc. Brokerage, on-line rental, renovation management, property management, valuation etc. Property inspection, preservation and renovation management, etc. and tools to order and pay for services <-------- Order and vendor management technology, payment -----> and presentment technology, document management, etc.

7 © 2016 Altisource. All rights reserved. Mortgage Marketplace Mortgage Origination Mortgage Servicing Mortgage Originators Service Providers Mortgage Servicers Service Providers Investors Title and escrow, valuation, quality control, underwriting, certified loan, vendor oversight, loan origination system, flood certifications, etc. Servicing technology, title and escrow, insurance services, valuation, property inspection and preservation, default management services, etc. Borrowers Borrowers Connecting with offering solutions and tools to order and pay for services <-------- Order and vendor management technology, payment -----> and presentment technology, document management, etc.

8 © 2016 Altisource. All rights reserved. Key Investment Highlights

9 © 2016 Altisource. All rights reserved. Key Investment Highlights • Strong revenue, EBITDA and earnings • Attractive operating and free cash flow and debt metrics • Strategic initiatives position the Company for longer term revenue growth and customer diversification • Investment in and commitment to quality and control environment positions Altisource as a strong competitor 1 2 3 4

10 © 2016 Altisource. All rights reserved. Strong Revenue, EBITDA and Earnings 1 186.7 247.0 334.8 466.9 662.1 938.7 940.9 966.4 20% 22% 26% 27% 24% 18% 8% 4% 21% 25% 27% 28% 29% 22% 20% 17% 0% 5% 10% 15% 20% 25% 30% 35% $10 0 $20 0 $30 0 $40 0 $50 0 $60 0 $70 0 $80 0 $90 0 $1, 000 $1, 100 2009 2010 2011 2012 2013 2014 2015 LTM 9/30/16 Service Revenue ($ millions) Operating Income Margin% Adjusted Operating Income1 Margin% 2 2 LTM 9/30/16: Twelve month period ending September 30, 2016 1 This is a non-GAAP measure defined and reconciled in the Appendix 47.3 63.8 92.8 138.2 205.1 234.2 219.7 199.9 25% 26% 28% 30% 31% 25% 23% 21% -2% 3% 8% 13% 18% 23% 28% 33% 38% $0 $50 $10 0 $15 0 $20 0 $25 0 2009 2010 2011 2012 2013 2014 2015 LTM 9/30/16 EBITDA1 ($ millions) % of Service Revenue 2

11 © 2016 Altisource. All rights reserved. 1 26.0 49.3 71.1 110.6 130.0 134.5 41.6 4.0 27.8 57.0 75.9 115.3 156.5 169.1 143.5 116.3 $0 $20 $40 $60 $80 $10 0 $12 0 $14 0 $16 0 $18 0 2009 2010 2011 2012 2013 2014 2015 LTM 9/30/16 Net Income Attributable to Altisource ($ millions) GAAP Net Income Adjusted Net Income1 2,3 3 1 This is a non-GAAP measure defined and reconciled in the Appendix. Adjusted Net Income excludes intangible amortization expense (net of tax), impairment losses (net of tax) and non-cash gains associated with reduction of the Equator earn out liability (net of tax) 2 LTM 9/30/16: Twelve month period ending September 30, 2016 3 In the fourth quarter of 2015, we recognized a $70.6 million after-tax non-cash impairment loss in our Technology Services segment Strong Revenue, EBITDA and Earnings

12 © 2016 Altisource. All rights reserved. Attractive Operating and Free Cash Flow and Debt Metrics 25.7 41.2 95.2 81.0 151.3 132.6 159.2 167.2 14% 17% 28% 17% 23% 14% 17% 17% 12% 22% 32% $0 $20 $40 $60 $80 $10 0 $12 0 $14 0 $16 0 $18 0 $20 0 2009 2010 2011 2012 2013 2014 2015 LTM 9/30/16 Free Cash Flow1 ($ millions) % of Service Revenue 1 This is a non-GAAP measure defined and reconciled in the Appendix 2 2 2 LTM 9/30/16: Twelve month period ending September 30, 2016 33.3 52.8 111.6 116.5 185.5 197.5 195.4 192.2 18% 21% 33% 25% 28% 21% 21% 20% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% $0 $50 $10 0 $15 0 $20 0 $25 0 2009 2010 2011 2012 2013 2014 2015 LTM 9/30/16 Operating Cash Flow ($ millions) % of Service Revenue 2

13 © 2016 Altisource. All rights reserved. Attractive Operating and Free Cash Flow and Debt Metrics 2 4.5x 2.4x 1.7x 1.5x $0 $1 $1 $2 $2 $3 $3 $4 $4 $5 $5 Interest Coverage Debt / EBITDA Net Debt / EBITDA Adjusted Net Debt / EBITDA Twelve Months Ended September 30, 2016 1. Interest coverage is defined as EBIT as a ratio of interest expense. EBIT is defined as net income attributable to Altisource plus income taxes, net interest expense and impairment losses. Please see Appendix for reconciliation 2. Debt represents outstanding balance at the end of the period 3. Net debt is defined as debt minus cash and cash equivalents at the end of the period. Please see Appendix for reconciliation 4. Adjusted net debt is defined as debt minus cash and cash equivalents minus marketable securities at the end of the period. Please see Appendix for reconciliation 1 2 3 4

14 © 2016 Altisource. All rights reserved. Strategic Initiatives Position the Company for Longer Term Revenue Growth and Customer Diversification Mortgage Market – Grow our Servicer Solutions business – Grow our Origination Solutions business Real Estate Market – Grow our Consumer Real Estate Solutions business – Grow our Real Estate Investor Solutions business 3

15 © 2016 Altisource. All rights reserved. Demonstrated Progress on Revenue Diversification 1 This is a non-GAAP measure defined and reconciled in the Appendix Note: Numbers may not sum due to rounding 32 33 89 63 109 56 55 54 42 41 7 47 51 40 33 $96 $135 $193 $145 $183 2013 2014 2015 YTD 9/30/15 YTD 9/30/16 Adjusted Service Revenue Unrelated to Ocwen1 ($ millions) Mortgage Services Financial Services Technology Services, net of inter-company 41% growth 43% growth 2 3 27% growth

16 © 2016 Altisource. All rights reserved. Our scale, technology and full suite of services position us for growth with large banks and servicers • Large addressable market: estimated to be $6 billion1 in 2016 • Altisource is one of a few service providers with a full suite of services and a national footprint • We stand to gain market share as customers consolidate to larger full- service vendors • We have a strong customer base and a robust sales pipeline • Existing customers include 6 of the top 10 servicers and 1 of the GSEs 1 Internal estimate Servicer Solutions 3

17 © 2016 Altisource. All rights reserved. Our suite of services, channel partners and sales and marketing efforts position us for longer term growth • Large addressable services market: estimated to be $27 billion1 in 2016 • Lenders are focused on growing revenue and maintaining margins while the costs of regulatory compliance and quality increases • Through our management of the Lenders One® cooperative and the Mortgage Builder® loan origination system, we have a strong customer base and a robust sales pipeline 1 Internal estimate Origination Solutions 3

18 © 2016 Altisource. All rights reserved. Owners.com® offers self-directed home buyers and sellers the tools and personal service to transact and save • Massive brokerage and related services market: estimated to be $68 billion1 in 2016 • Consumers are demonstrating a greater desire to engage in self- directed transactions • We are establishing the platform and personal service to help self-directed buyers and sellers achieve greater value on every transaction 1 Source: Internal estimate 2 Certain features and functionality described herein are under development 2 Complete inventory of homes for sale (MLS, FSBO, REO) Web and human interface to assist with research, marketing, negotiating and closing Streamlined ordering of real estate services directly from the platform Brokerage operation to provide the access to transact – offering a balance of service and savings Unmatched Variety and Choice Robust Information and Service Integrated End to End Services Transact and Save Consumer Real Estate Solutions 3

19 © 2016 Altisource. All rights reserved. Our suite of services, channel partner and online transaction platform position us for longer term growth Home sale Home purchase Renovation Leasing Maintenance • Very large market with approximately 15 million single family rental homes in the U.S.1 • Institutional investors only account for a small percentage of single family rental real estate investors • Most investors lack the buying power to lower their capital and operating costs • We have the services, technology and buying power to help investors across the rental property investment lifecycle 1 Source: U.S. Census Bureau Real Estate Investor Solutions 3

20 © 2016 Altisource. All rights reserved. Investment in and Commitment to Quality and Control Environment Positions Altisource as a Strong Competitor Strive to do the right thing for all stakeholders Foster a culture of compliance across all teams, all services Deliver a focus on continuous improvement and pursue excellence in everything we do Strive to lead the industry through innovative technology and solutions 4 At our core, we have a relentless focus on our customers, controls, continuous innovation and performance

Appendix

- Non-GAAP Measures………………………………………… 22
- Investor Relations Information……………………………… 25

Altisource

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22 © 2016 Altisource. All rights reserved. Non-GAAP Measures • EBITDA, EBIT, Free Cash Flow, Adjusted Operating Income, Adjusted Net Income Attributable to Altisource, Adjusted Service Revenue Unrelated to Ocwen, Net Debt and Adjusted Net Debt are non-GAAP measures used by our Chief Operating Decision Maker, existing shareholders and potential shareholders to measure Altisource’s performance • EBITDA is calculated by adding the income tax provision, interest expense (net of interest income), non-cash impairment losses and depreciation and amortization to, and deducting non-cash gains associated with reductions of the Equator earn out liability from, GAAP net income (loss) attributable to Altisource • EBIT is calculated by adding income tax provision, interest expense (net of interest income) and non-cash impairment losses to, and deducting non-cash gains associated with reductions of the Equator earn out liability from, GAAP net income (loss) attributable to Altisource • Free Cash Flow is calculated by deducting capital expenditures from operating cash flow • Adjusted Operating Income is calculated by adding intangible asset amortization expense and non-cash impairment losses to, and deducting non- cash gains associated with reductions of the Equator earn out liability from, GAAP income (loss) from operations • Adjusted Net Income Attributable to Altisource is calculated by adding intangible asset amortization expense (net of tax) and non-cash impairment losses (net of tax) to, and deducting non-cash gains associated with reductions of the Equator earn out liability (net of tax) from, GAAP net income (loss) attributable to Altisource • Adjusted Service Revenue Unrelated to Ocwen is calculated by reducing the amortization of deferred revenue recorded in connection with the 2013 Equator acquisition from the applicable GAAP service revenue amount • Net Debt is calculated as long-term debt, including current portion, minus cash and cash equivalents • Adjusted Net Debt is calculated as long-term debt, including current portion, minus cash and cash equivalents and marketable securities • The reconciliations of non-GAAP measures to GAAP measures are shown on slides 23 and 24

Non-GAAP Measures

Reconciliation ($ in millions)	2009	2010	2011	2012	2013	2014	2015	LTM 9/30/16				
								Q4'15	Q1'16	Q2'16	Q3'16	Total
GAAP Operating Income (Loss)	36.5	55.0	85.7	127.4	162.1	170.5	79.1	(39.9)	27.7	27.2	24.9	39.8
Add: Intangible amortization expense	2.7	4.9	5.3	5.0	28.2	37.7	41.1	13.1	12.2	12.8	11.5	49.6
Add: Impairment loss	-	2.8	-	-	-	37.5	71.8	71.8	-	-	-	71.8
Gain on Equator earn out liability	-	-	-	-	-	(37.9)	(7.6)	-	-	-	-	-
Adjusted Operating Income	39.2	62.7	91.0	132.5	190.2	207.7	184.4	45.0	39.9	40.0	36.3	161.1
GAAP Net Income (Loss)[1]	26.0	49.3	71.1	110.6	130.0	134.5	41.6	(45.1)	18.5	20.0	10.6	4.0
Add: Intangible amortization expense, net of tax	1.8	4.9	4.8	4.7	26.5	35.1	38.2	12.5	10.9	11.0	7.0	41.6
Add: Impairment loss, net of tax	-	2.8	-	-	-	34.9	70.6	70.6	-	-	-	70.6
Gain on Equator earn out liability, net of tax	-	-	-	-	-	(35.3)	(6.9)	-	-	-	-	-
Adjusted Net Income[1]	27.8	57.0	75.9	115.3	156.5	169.1	143.5	38.0	29.4	31.0	17.6	116.3
GAAP Net Income (loss)[1]	26.0	49.3	71.1	110.6	130.0	134.5	41.6	(45.1)	18.5	20.0	10.6	4.0
Income tax provision	11.6	(0.4)	7.9	8.7	8.5	10.2	8.3	0.2	2.2	3.3	7.3	13.0
Interest expense, net of interest income	1.6	0.1	0.1	1.0	19.4	23.3	28.1	6.8	6.5	6.0	5.9	25.2
Impairment losses	-	2.8	-	-	-	37.5	71.8	71.8	-	-	-	71.8
Gain on Equator earn-out	-	-	-	-	-	(37.9)	(7.6)	-	-	-	-	-
EBIT	39.2	51.8	79.1	120.4	157.9	167.5	142.1	33.6	27.2	29.3	23.9	114.0
Depreciation and amortization	8.1	12.0	13.6	17.8	47.2	66.7	77.6	22.0	21.4	21.9	20.6	85.9
EBITDA	47.3	63.8	92.8	138.2	205.1	234.2	219.7	55.6	48.6	51.2	44.5	199.9
Operating Cash Flow	33.3	52.8	111.6	116.5	185.5	197.5	195.4	86.2	29.0	40.4	36.6	192.2
Capital expenditures	7.5	11.6	16.4	35.6	34.1	64.8	36.2	8.5	6.0	6.5	4.1	25.0
Free Cash Flow	25.7	41.2	95.2	81.0	151.3	132.6	159.2	77.7	23.1	33.9	32.5	167.2

[1] Attributable to Altisource
Note: Numbers may not sum due to rounding

Altisource
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Non-GAAP Measures

Reconciliation ($ in millions)	2009	2010	2011	2012	2013	2014	2015	LTM 9/30/16 Q4'15	LTM 9/30/16 Q1'16	LTM 9/30/16 Q2'16	LTM 9/30/16 Q3'16	LTM 9/30/16 Total
Calculation of the impact of intangible asset amortization expense, net of tax												
Intangible amortization expense	2.7	4.9	5.3	5.0	28.2	37.7	41.1	13.1	12.2	12.8	11.5	49.6
Tax benefit from intangible asset amortization	(0.8)	-	(0.5)	(0.4)	(1.7)	(2.6)	(2.9)	(0.6)	(1.3)	(1.8)	(4.5)	(7.9)
Intangible asset amortization expense, net of tax	1.8	4.9	4.8	4.7	26.5	35.1	38.2	12.5	10.9	11.0	7.0	41.6
Calculation of the impact of impairment loss, net of tax												
Impairment loss	-	2.8	-	-	-	37.5	71.8	71.8	-	-	-	71.8
Tax benefit from impairment loss	-	-	-	-	-	(2.6)	(1.2)	(1.2)	-	-	-	(1.2)
Impairment loss, net of tax	-	2.8	-	-	-	34.9	70.6	70.6	-	-	-	70.6
Calculation of the gain on the Equator earn out liability, net of tax												
Gain on Equator earn out liability	-	-	-	-	-	(37.9)	(7.6)	-	-	-	-	-
Tax benefit from gain on Equator earn out liability	-	-	-	-	-	2.6	0.7	-	-	-	-	-
Gain on Equator earn out liability, net of tax	-	-	-	-	-	(35.3)	(6.9)	-	-	-	-	-

Reconciliation ($ in millions)	September 30, 2016
Senior secured term loan	481.1
Less: Cash and cash equivalents	(134.9)
Net debt	346.2
Less: Marketable securities	(45.2)
Adjusted net debt	301.0

Reconciliation ($ in millions)	2013	2014	2015	YTD 9/30/15	YTD 9/30/16
Service Revenue Unrelated to Ocwen	100	167	193	145	183
Less: Amortization of Equator acquisition deferred revenue	(5)	(32)	-	-	-
Adjusted Service Revenue Unrelated to Ocwen	96	135	193	145	183

Note: Numbers may not sum due to rounding

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25 © 2016 Altisource. All rights reserved. Investor Relations Information About Altisource We are a premier marketplace and transaction solutions provider for the real estate, mortgage and consumer debt industries. Altisource’s proprietary business processes, vendor and electronic payment management software and behavioral science-based analytics improve outcomes for marketplace participants. Contact Information All Investor Relations inquiries should be sent to: Investor.relations@altisource.com Exchange NASDAQ Global Select Market Ticker ASPS Headquarters Luxembourg Employees Approximately 8,500

© 2016 Altisource. All rights reserved.